0 State Street Global Advisors Overview and Strategic Priorities Morgan Stanley Annual Financial Services Conference Ron O’Hanley Vice Chairman of State Street Corporation and President & CEO of State Street Global Advisors Wednesday, June 14, 2017 Exhibit 99.1

1 This presentation may contain statements considered “forward-looking statements” within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, financial portfolio performance, dividend and stock purchase programs, outcomes of legal proceedings, market growth, acquisitions, joint ventures and divestitures, cost savings and transformation initiatives, client growth and new technologies, services and opportunities, as well as industry, regulatory, economic and market trends, initiatives and developments, the business environment and other matters that do not relate strictly to historical facts. Terminology such as “will,” “mission,” “trend,” “plan,” “expect,” “intend,” “objective,” “forecast,” “outlook,” “believe,” “priority,” “anticipate,” “estimate,” “seek,” “may,” “target,” “strategy” and “goal,” or similar statements or variations of such terms, are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These statements are subject to various risks and uncertainties, which change over time, are based on management's expectations and assumptions at the time the statements are made, and are not guarantees of future results. Management's expectations and assumptions, and the continued validity of the forward-looking statements, are subject to change due to a broad range of factors affecting the national and global economies, regulatory environment and the equity, debt, currency and other financial markets, as well as factors specific to State Street and its subsidiaries, including State Street Bank. Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the United States and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or reevaluate changes to the regulatory framework applicable to our operations, including implementation or modification of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; we may not successfully implement our plans to have a credible resolution plan by July 2017, or that plan may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to, challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or, similarly, financial markets may react sharply or abruptly to actions taken by the new administration in the United States; our ability to develop and execute State Street Beacon, our multi-year transformation program to digitize our business, deliver significant value and innovation for our clients and lower expenses across the organization, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs of the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant expected to be appointed under a potential settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, or payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our assets under custody and administration or our assets under management in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2016 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, June 14, 2017, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date. Forward-looking statements

2 Industry trends favorable to State Street’s capabilities State Street Global Advisors is the third largest asset manager in the world and well positioned to meet investor demand Strong global franchise, providing key services and solutions to institutional clients Comprehensive suite of disciplined investment building blocks and solutions Client-centric mission coupled with focused multi-year strategy will drive success Financial results reflect improving growth and our momentum continues Executive Summary

3 Disruptive environment… • Traditional active decomposing to highly precise index and factor exposures plus high- active-share strategies • Mutual funds losing ground to ETFs • Scale plus replication key to success • Demand for outcomes requires mass customization capabilities • “New active” based on assembly of building block exposures • New skills key to successes: – Asset allocation – IT and big data – Actuarial • At scale global index provider • Third-largest ETF player • Leading factor and quantitative capabilities • Large, at scale multi-asset and Outsourced CIO (OCIO) provider • Assembly is the new active management – solutions such as OCIO and target date funds • Key leverage points between SSGA and rest of State Street: – Shared Asset Owner clients – Cash products – Securities Finance and Transition Management – Potential for end-to-end innovation Defined Contribution Expansion Fee Compression Regulatory Pressure Persists Barbell Product Mix Shift Solutions Continue to Grow Strong ETF Growth Globally Retail & Distribution Gain Power Growth in Alternatives Defined Benefit Shrinkage Disruptive Technology …poses challenges to traditional asset managers… …and plays to State Street’s position and strengths Industry trends favorable to State Street’s capabilities

4 Delivering new perspective and insight into risk management and investment strategy Providing customized asset servicing solutions that support traditional and alternative investments Creating access to alpha, insights, liquidity and financing by enhancing portfolio values Providing access to investment strategies and insights that help achieve financial objectives State Street has a strong global franchise and are providing key services and solutions to our institutional clients • Proven experience, with approximately $2.6 trillion assets under management1 as of March 31, 2017 • Access to a wide range of investment strategies across the risk/return spectrum • With approximately $558 billion1 in global ETF assets under management, we have one of the broadest ranges of ETFs in the industry • Delivering investment research, foreign exchange (FX) trading and securities lending • Providing liquidity across 36 international markets, with approximately $3.23 trillion in lendable assets as of December 31, 2016 • $21.1 trillion in foreign exchange and interbank volume traded in 2016 • Assets under custody and administration of approximately $29.8 trillion as of March 31, 2017 • One of the world’s leading investment service providers • Fund accounting and administration, custody, investment operations outsourcing, recordkeeping, performance and analytics, and transfer agency services • Integrated solutions across the lifecycle of trades • Aligning research and advisory, portfolio performance and risk analytics, information and data management to deliver innovation • Customized and flexible multi-asset class products and services Refer to the Appendix included with this presentation for footnotes.

State Street Global Advisors is the third largest asset manager in the world and well positioned to meet investor demand

Assets Under Management (AUM) & Mgmt Fee Trend[1]

$2,561 Billion[2] AUM as of 1Q17



Acquisition of the GE Asset Mgmt Operations
% Growth vs. 1Q16
+41%
+12%
+13%
+26%
(12%)
270
293
368
361
382
2,296
2,301
2,446
2,468
2,561
1,472
1,469
1,617
1,614
1,668
443
452
478
521
558
381
380
351
333
335
1Q16
2Q16
3Q16
4Q16
1Q17
Management Fees ($ millions)
Institutional AUM ($ billions)
ETF AUM2 ($ billions)
Cash AUM ($ billions)

By the Numbers *(March 31, 2017)*

- 2,700+ clients
- 2,600+ employees
- #3 global asset manager[5]
- 11 investment centers
- 14 product domiciles
- 63 countries with clients
- 24-hour global trading capability

Refer to the Appendix included with this presentation for footnotes.

Key 1Q17 Highlights[1]

At scale across Asset Classes

Asset Class	AUM ($ billions)
Passive Equity	$1,482
Cash	335
Passive Fixed Income	312
Multi-Asset Class Solutions [3]	132
Currency	79
Active Equity	77
Alternatives	75
Active Fixed Income	69

Investment Performance

Active:

- 73% of AUM outperformed benchmarks over 3 & 5 year weighted avg[4]

Passive:

- 99% of AUM within tracking error

Strong Market Share in Key Segments[5]

Key Segments	Rank #
Global ETF[6]	3
Index Managers, excl. ETFs[7]	3
Endowment & Foundation	1
US Defined Benefit	2
US Defined Contribution Investment Only (DCIO)[8]	4
Outsourced CIO[9]	5
Worldwide Central Bank	1
Worldwide Sovereign Wealth	1

STATE STREET.

5

6 Comprehensive suite of disciplined investment building blocks and solutions Outsourced CIO Systematic / Quantitative • Equity • Fixed Income • Credit • Rates • Real Assets • Currency • Cash • Cash • Ultra-Short Bonds • Low Duration Bonds Environmental, Social and Governance INDEX ACTIVE LIQUIDITY MULTI-ASSET • Tactical asset allocation • Real Assets • Overlay/Exposure Management • Liability Driven Investment • Multi-Sector Equity • Multi-Sector Fixed Income • Target Date Funds Alternatives Fundamental Asset Allocation & Portfolio Solutions Management • Private Equity • Real Estate • Hedge Funds • Commodities • Risk Premia • Equity • Fixed Income • Smart Beta • Enhanced • Equity • Currency

7 SSGA BEACON CLIENT INVESTMENTS ETFs Strengthen our leadership position in beta and grow our solutions, factor-based and select fundamental capabilities Deepen our impact and penetration with clients and other stakeholders Transform SSGA’s talent, operating model, and culture Grow our ETF business globally Mission: Invest responsibly to enable economic prosperity and social progress • Increase US Intermediary productivity and effectiveness • Expand Europe and Institutional • Strengthen fixed income • Further develop Model portfolio capabilities • Improve Global Institutional Index margins • Expand OCIO • Launch new Alternative products • New Defined Contribution products • Commercialize select GEAM Fundamental Equities • ESG product development • Increase Global Cash proprietary capture rate • Reimagine our global operating model • Drive cycle time down for major business transactions • Enhance the digital experience for clients and employees • Modernize and simplify technology infrastructure • Innovate on analytics and new technologies Client-centric mission coupled with focused multi-year strategy will drive success • Distribution model for the future • Drive Index and priority Active capabilities • Geographic expansion in Asia • Refine value proposition, thought leadership, and brand

8 Highly Confidential Assets Under Management2 (AUM) ($B) 5 Quarter Trend1 Trend Highlights1 • AUM: AUM upward trend of +12% year-over-year [+6%, excluding $120 billion of GEAM- related AUM at 3/31/17] driven by favorable equity market movement, GEAM acquisition, and strong ETF inflows • Management Fee: Management fee growth of +41% year-over- year [+15%, excluding $71 million of GEAM-related management fees for 1Q17] primarily driven by equity market favorability, GEAM pension plan assets, and strong ETF flows • Pre-Tax Income: 1Q17 Pre-tax income improved vs. 1Q16 by 144% [+89%, excluding $18 million of GEAM-related pre-tax income for 1Q17]. Margin improvement driven by fee revenue growth, seed capital gains and expense control • Fee Realization4: Trend of increased fee realization of +1.3 bps (1Q17 vs. 1Q16) primarily driven by 3Q16 acquisition of the GE Asset Mgmt operations [+0.4 bps, excluding +0.9 bps attributable to GEAM business] Management Fees ($M) Pre-Tax Income ($M) 1Q16 2Q16 3Q16 4Q16 1Q17 Pre-Tax Margin (%) 11.1% 19.2% 16.8% -12.6% 3 19.2% Effective Bps4 4.7bps 5.1bps 6.0bps 5.9bps 6.0bps 2,561 2,4682,446 2,3012,296 1Q17 vs. 1Q16 +12% +41% Financial results reflect strong growth and improving trends 382 361368 293 270 +144% 78 6458 32 -45 3 Refer to the Appendix included with this presentation for footnotes.

9 Strong ETF inflows, record 1Q17 in EMEA Active Asset Stewardship agenda and Fearless Girl Factor-based investing wins in all three regions Key OCIO wins GE Asset Management acquisition excluding merger and integration costs, accretive GAAP-basis earnings in nine months Margin improvements trending State Street Global Advisors’ momentum continues Sculpture by Kristen Visbal and commissioned by State Street Global Advisors. Photo by Federica Valabrega.

10 Questions and Answers State Street Global Advisors Overview and Strategic Priorities Morgan Stanley Annual Financial Services Conference Ron O’Hanley Vice Chairman of State Street Corporation and President & CEO of State Street Global Advisors Wednesday, June 14, 2017

11 Appendix Track Record of Innovation 12 Slide Footnotes 13

Track record of innovation, positions firm well in today's environment

1970 -1990s | 2000s | 2010s | Decade of Achievements

1970 -1990s

1970s

- State Street Global Advisors established
- First non-US fund

1980s

- Active quantitative strategy team established

1990s

- World's first ever ETF – SPY – launched in partnership with the American Stock Exchange
- First ever Asia ex-Japan ETF (Hong Kong Tracker Fund)
- First family of sector ETFs
- Pioneers multi-asset class, LDI strategies

2000s

- First-gold backed ETF in partnership with World Gold Council
- Asia's first regional Fixed Income ETF the ABF Pan Asia Bond Index Fund (PAIF)
- First local Chinese ETF in partnership with China Asset Management
- First local ETF in Taiwan
- First local ETF in Singapore
- First ETF in Australia
- Managed volatility strategies launched
- Team established to serve Official Institutions

2010s

- GE Asset Management acquired
- Fearless Girl statue placed in NYC financial district; firm calls on companies to increase female board members
- First proprietary Index – the SSGA Gender Diversity Index
- Bank of Ireland Asset Management acquired
- Partnership with DoubleLine Capital to launch TOTL, an active fixed income ETF raising $1B in in first six months
- First S&P 500 fossil-fuel-free ETF in partnership with the U.S. Natural Resources Defense Council
- UK defined contribution target date funds launched (Timewise Target Retirement Funds)
- First actively managed senior loan ETF in partnership with Blackstone/GSO
- Custom portfolio solutions team established

Decade of Achievements

Numerous Industry Awards, including:

- Institutional Investor, Global Core Equity Manager of the Year
- Chief Investment Officer, Responsible Investing Award
- Pension & Investments, DC Investment Provider of the Year
- The Journal of Index Investing, ETF Product and Innovation of the Year
- The Journal of Index Investing, Indexing Innovation of the Year
- Inside ETFs, Best New ETF
- Central Banking, Asset Manager of the Year Two Years in a Row
- GlobalCapital, Americas Derivatives Asset Manager of the Year
- UK Pensions Awards, DC Investment Manager of the Year

STATE STREET

12

13 Slide Footnotes 1 As of quarter-end, where applicable. 2 AUM reflects approx. $33.33 billion (as of March 31, 2017) with respect to which State Street Global Markets, LLC (SSGM) serves as marketing agent; State Street Global Markets and State Street Global Advisors are affiliated. 3 Investment Solutions AUM inclusive of assets presented in all asset classes of $274.3 billion as of March 31, 2017. 4 3-year performance weighted 65% ended March 31, 2017 and 5-year performance weighted 35% ended March 31, 2017. Does not include Private Equity, Hedge Funds, or Real Estate. 5 Source: Pensions and Investments Research Center as of December 31, 2016, unless footnoted below: 6 Source: Morningstar as of February 28, 2017. 7 Source: Pensions and Investments Research Center Data as of June 30, 2016. 8 Source: Planadviser DCIO Managers by Assets for Q1 2016 as of June 2016. 9 Source: Investing Outsourcing/Fiduciary Management Mandates as of December 31, 2016 from Pensions & Investments. Footnotes to slide 5: 1 Data presented in the graphs include the effects of the GEAM business acquired on July 1, 2016. As the GEAM acquisition is reasonably recent, State Street believes it is useful to investors to understand certain trends both including and excluding the effects of the GEAM business. See “Trend Highlights” on this slide 8 for more details. 2 As of quarter-end, where applicable. 3 Pre-tax income for 4Q16 included approximately $92 million of accelerated compensation expense associated with certain cash settled deferred incentive compensation awards. Excluding this amount, pre-tax income for 4Q16 was approximately $47 million and pre-tax % was 13.2%. 4 Fee realization / effective basis point calculation based on AUM balance and estimated annualized revenue as of end of period. Footnote to slide 8: 1 AUM reflects approx. $33.33 billion (as of March 31, 2017) with respect to which State Street Global Markets, LLC (SSGM) serves as marketing agent; State Street Global Markets and State Street Global Advisors are affiliated. Footnotes to slide 4: